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                                                                    EXHIBIT 10.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in (i) the Registration Statement filed on Form F-3 (File No. 333-84226) and (ii) the Registration Statements on Form S-8 (File Nos: 333-11368, 333-11414, 333-13038, 333-13664, 333-13668,
333-14254, 333-14252, 333-81564, 333-92220 and 333-108833) of our report dated
March 7, 2005, with respect to the consolidated financial statements of ING Bank N.V., included by reference in this Annual Report (Form 20-F) for the year ended December 31, 2004.

Amsterdam, April 13, 2005

KPMG Accountants N.V.